Exhibit 10.3

COMPANY:	STARSTREAM ENTERTAINMENT, LLC

	By:	/s/ Kim Leadford
Name: Kim Leadford
Title: CEO

SSE:	STARSTREAM ENTERTAINMENT, LLC

	By:	/s/ Charles Bonan
Name : Charles Bonan
Title Manager

SECURED PARTY		/s/ Timothy Nye
Timonty Nye

11

SECURITY AGREEMENT

This **SECURITY AGREEMENT** (this "Agreement") is entered into as of February 10, 2014 by and among STARSTREAM ENTERTAINMENT, INC., a Nevada corporation (the "Company"), STARSTREAM ENTERTAINMENT, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("SSE" and together with the Company, the "Debtor"), on the one hand, and TIMOTHY NYE (the "Secured Party") on the other hand. Capitalized terms used herein without definition shall have the meanings set forth for such terms in the Loan Agreement between Debtor and Secured Party dated of even date herewith (the "Loan Agreement"). Unless otherwise defined herein, terms used in the Uniform Commercial Code of the State of New York (the "NY UCC") are used herein as therein defined.

RECITALS

A. **WHEREAS,** Debtor and Secured Party are parties to that certain Loan Agreement dated February 10, 2014 (the "Loan Agreement") as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), between Debtor and Secured Party, pursuant to the terms of which, *inter alia*, Secured Party agrees to lend monies, on the terms, and subject to the conditions, set forth in the Loan Agreement and subject to the terms of the Collection Account Management Agreement for the Picture (as defined below)(the "CAM Agreement"), to Debtor to be used exclusively as working capital of the Company and to pay the associated Loan Fee, Lender Legal Fee, accrued interest and any expenses of Lender in accordance with the Loan Agreement.

B. **WHEREAS**, as an inducement to Secured Party to lend, the Debtors have agreed to pledge and grant a first priority security interest in the Collateral as security for (i) Debtor's obligations, covenants, representations and warranties under the Loan Documents, whether now existing or hereafter arising, including but not limited to payment of the Debtor's profit participation from the exploitation and distribution of the Picture (herein collectively the "Secured Obligations"), and (ii) Debtor's obligations, covenants, representations and warranties under this Agreement .

NOW, THEREFORE, for valuable consideration, the receipt, adequacy and legal sufficiency of which Debtor hereby acknowledges, and intending to be legally bound the Debtor hereby agrees with Secured Party for its benefit as follows:

1. <u>Definitions.</u> Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement (or its Exhibits). In addition, as used herein:

1.1 "<u>Collateral</u>" shall have the meaning ascribed thereto in Section 3 hereof.

1.2 "<u>Event of Default</u>" shall have the meaning ascribed thereto in Section 8 of the Loan Agreement.

1.3 "<u>Financing Statements</u>" shall mean UCC Financing Statements.

1.4 "Foreign Subsidiary" shall mean any subsidiary of the Company that is organized under the laws of a jurisdiction outside the United States.

1.5 "Lender Legal Fee" shall have the meaning ascribed thereto in the Loan Agreement.

1.6 "Liens" means, with respect to the Collateral only any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the Collateral, whether such interest is based on the common law, statute, or contract, and including without limitation, (i) any mortgage, deed of trust, deed to secure debt, lien, deposit account control agreement, pledge, hypothecation, assignment, encumbrance, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities and (iv) any charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

1.7 "Loan" shall have the meaning ascribed thereto in the Loan Agreement.

1.8 "Loan Documents" shall have the meaning ascribed thereto in the Loan Agreement.

1.9 "Loan Fee" shall have the meaning ascribed thereto in the Loan Agreement.

1.10 "Permitted Indebtedness" shall mean the Company's existing indebtedness, liabilities and obligations as disclosed on Annex 1 hereto and any future capitalized leases, purchase money indebtedness and the Revolving Notes.

1.11 "Permitted Liens" shall mean, with respect to the Collateral (i) the Company's existing Liens as disclosed in Annex 2 hereto, (ii) the security interests created by this Agreement, (iii) Liens of local or state authorities for franchise, real estate or other like taxes and (iv) statutory Liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due, and (v) tax Liens not yet due and payable.

1.12 "Person" shall have the meaning ascribed thereto in Section 2.2.

1.13 "Picture" shall mean that certain motion picture presently entitled "Life After Beth".

1.14 "Proceeds" shall have the meaning ascribed thereto in Section 3.

1.15 "Secured Obligations" shall have the meaning ascribed thereto in Recital B in this Agreement.

1.16 "Security Interest" shall have the meaning ascribed thereto in Section 3.

2. Covenants, Representations and Warranties of Debtor. In addition to the representations and warranties and other such covenants and promises under the Loan Documents the Company further represents and warrants to the Secured Party that:

2.1 the Company through SSE is the sole beneficial owner of the Collateral and no Liens exists or will exist upon any Collateral at any time, except for Permitted Liens and the Security Interest in favor of the Secured Party shall constitute a first priority perfected Security Interest in and to all of the Collateral upon the filing of the applicable financing statements or other action required by this Agreement necessary to establish "control" as that term is defined in the Uniform Commercial Code over the Collateral for the benefit of the Secured Party.

2.2 the provisions of this Agreement are effective to grant to Secured Party a valid first priority security interest in the Collateral securing payment and performance of the Secured Obligations, enforceable against Debtor in all of Debtor's right, title and interest in and to the Collateral. Debtor shall not grant, or suffer to exist, any security interest, copyright mortgage, mortgage, lien, pledge, charge, encumbrance, limitation, restriction, right, claim, license, lease, sale, purchase or assignment of any kind or nature that does not exist as of the date hereof, in, to, of or upon any of the Collateral to any individual, corporation, limited liability company, trust, estate, partnership, joint venture, company, association, league, group, government bureau, agency or subdivision thereof or other entity of whatsoever kind or nature (incorporated or unincorporated) (collectively, "Person"), the effect of which would be to supersede, cause to be subordinated, take priority over, or participate on an even priority with, the Security Interest; and upon the recordation of the filing of the Financing Statements in the filing offices the Security Interest will be perfected as a first priority lien. Debtor hereby authorizes Lender to sign and file a Financing Statements in such jurisdictions as Secured Party deems to be appropriate in order to evidence or perfect the Security Interest.

2.3 Debtor is a business organization of the type identified herein and are each duly organized and validly existing and in good standing under the laws of its jurisdiction.

2.4 Debtor has full power, authority and legal right, and all requisite governmental licenses, permits and franchises, to own the Collateral and to grant a Security Interest in all the Collateral.

2.5 The execution and delivery of this Agreement by Debtor, and the grant of the Security Interest, have been duly authorized by all necessary corporate, limited liability company or other organizational action of Debtor; this Agreement has been validly executed and delivered by Debtor; and this Agreement is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

2.6 Debtor shall pay all taxes, assessments and other charges of every kind and nature that may be levied or assessed against the Collateral.

2.7 Debtor shall promptly give written notice to Secured Party (and, upon request,

furnish a copy to Secured Party) of any litigation or other proceedings filed or commenced against Debtor or affecting any of the Collateral. Debtor shall appear and defend any and all actions and proceedings affecting any of the Collateral, or otherwise affecting the Security Interest, and shall obtain and furnish to Secured Party from time to time, upon reasonable request, such releases and subordinations of claims and liens, which may be required to maintain the priority of Secured Party's rights and liens hereunder.

3. **Grant of Security Interest**. As security for the full payment and performance, whether direct or indirect, absolute or contingent, or now or hereafter due or arising, of all the Secured Obligations, Debtor hereby mortgages, assigns, transfers, sets over, conveys, grants and delivers to Secured Party and grants to Secured Party a first priority security interest, copyright mortgage and lien in and to Debtor's membership interest in Life After Beth, LLC, its right, title and interest in and to the Picture and any and all payments, proceeds or other consideration received by Debtor arising from its membership interest or the Picture, including, without limitation, all sums, moneys, royalties, fees, commissions, charges, payments, deposits, advances, guarantees, income, profit, gross revenues and all other proceeds paid to or derived by or payable to Debtor on account of the distribution, exploitation or sale of the Picture or on account of any other item of the Picture including, without limitation, adjusted gross revenues, any remaining contingency or other unspent Budget amounts, deposits and all other proceeds under the Distribution Agreements (inclusive, in each case, of all Distributor deposits) (collectively, the "Proceeds"), whether now owned or hereafter acquired by the Company and/or SSE (herein collectively the "Collateral") (such security interest, copyright mortgage and lien are collectively referred to herein as the "Security Interest"). It being agreed that all payments under the Distribution Agreements shall be paid directly to the Collection Account under the CAM Agreement (the "Collection Account")(except as otherwise (x) expressly approved in advance by Secured Party for the benefit of Secured Party, to be applied to the repayment of the Loan in accordance with the Loan Agreement and that certain Payment Direction Letter in such order and such manner as set forth in the CAM Agreement, which shall provide that Secured Party to be entitled to all Gross Receipts or Net Profits owed to Debtor for the repayment of the Loan.

4. **Further Assurances; Remedies**. Debtor shall from time to time at the request of Secured Party execute, acknowledge, have witnessed or otherwise formalize, and deliver, or cause to be executed, acknowledged, witnessed or otherwise formalized, and delivered, to Secured Party any and all documents and/or instruments, and otherwise take such actions, that Secured Party deems reasonably necessary or appropriate to further perfect, protect, evidence, effectuate, renew, terminate and/or continue the Security Interest. If Debtor fails to execute, acknowledge, have witnessed or otherwise formalize, and deliver any such documents or instruments upon the date that is five (5) days following Secured Party's request therefor, Secured Party may execute, acknowledge, have witnessed or otherwise formalize, and deliver such documents and instruments as Debtor's appointed attorney-in-fact, which appointment for such purposes is hereby made irrevocably and coupled with an interest with full rights of substitution and delegation to execute, acknowledge, have witnessed or otherwise formalize, and deliver, any such documents in the name of Debtor. Secured Party shall promptly furnish to Debtor copies of any documents or instruments executed pursuant to the foregoing power of attorney provided that failure to do so shall not constitute a breach hereof by Secured Party. In furtherance of the grant the Security Interest, the Company hereby agrees as follows:

4.1 Delivery and Other Perfection. The Company shall:

4.1.1 give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of the Secured Party) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Secured Party to exercise and enforce his rights hereunder with respect to such security interest;

4.1.2 keep accurate books and records relating to the Collateral, and, during the continuation of an Event of Default, stamp or otherwise mark such books and records in such manner as the Secured Party may reasonably require in order to reflect the security interests granted by this Agreement;

4.1.3 permit representatives of the Secured Party, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Secured Party to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Secured Party may reasonably require at Company's expense; provided, however, that all such information provided to Secured Party shall be kept confidential.

4.2 Other Financing Statements and Liens. Company shall not file or authorize or permit to be filed, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Secured Party is not named as the sole secured party, except for Permitted Liens.

4.3 Preservation of Rights. The Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

4.4 Certain Payments and Actions. If Debtor fails to make any payment or to take any action that is an Secured Obligation hereunder, or fails to make any other payment or take any other action required under the circumstances to preserve the priority and value of Secured Party's rights under this Agreement, then Secured Party may (but shall not be obligated to) make such payments and take such actions as Secured Party in its discretion under the circumstances deems necessary to protect the Security Interest in the Collateral.

4.5 Duty To Hold In Trust. Debtor shall, upon receipt by it of any revenue, income or other sums in which a security interest is granted to Secured Party under this Agreement, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for Secured Party, in precisely the form received, and shall forthwith endorse, transfer and deliver any such sums or instruments, or both, to Secured Party for application to the satisfaction of the Secured Obligations pursuant to the terms of the CAM Agreement.

4.6 Rights and Remedies Upon Event of Default. Upon the occurrence of any Event of Default, Secured Party shall have all of the rights and remedies provided in the Loan

Documents, the CAM Agreement, and the rights of a secured party under the NY UCC, and all other rights and remedies under all other applicable laws, and, without limiting the generality of the foregoing, Secured Party may in its sole discretion:

4.6.1 Declare all amounts of principal, interest, fees and other indebtedness under the Loan Agreement to be immediately due and payable; and/or

4.6.2 Enter upon the premises where any of the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and Secured Party may take such measures as it may deem reasonably necessary or proper for the care or protection thereof, including the right to remove, keep and/or store all or any portion of the Collateral or put a custodian in charge thereof; and/or

4.6.3 With or without taking possession, sell, lease, license, or otherwise dispose of, at any time, and from time to time, as Secured Party may determine, any or all of the Collateral, in its present condition or following any commercially reasonable preparation or processing, in its entirety or in parcels, either at public or private disposition, at such price and on such terms as Secured Party may deem best. Secured Party may be the purchaser, lessee, licensee or acquirer of any or all of the Collateral at any such disposition and shall be entitled, for the purpose of bidding and making settlement or payment of the price for all or any portion of the Collateral disposed of at any such disposition, to use and apply any of the Obligations as a credit on account of the price of any Collateral payable by Secured Party at such disposition. Debtor shall not have any right of redemption subsequent to any such disposition or Secured Party's entering into a contract for any such disposition, and Debtor hereby expressly waives any such right; and/or

4.6.4 Institute any proceeding at law, in equity, or otherwise for the foreclosure of the Collateral or any part thereof. To the extent permitted by law, any disposition thereof shall be held in the same manner, with the same effect and subject to the same terms and conditions as specified in Section 6.3 hereof. Secured Party may, in its sole discretion, from time to time, at any time and in any order, choose to institute a proceeding for foreclosure on some portion of the Collateral and a disposition under Section 6.3 hereof on other portions of the Collateral, without being deemed to have made an election of remedies or to have waived any other rights or remedies, and without in any other way limiting any rights or remedies which it may otherwise have; and/or

4.6.5 In its name or in the name of Debtor, or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, and Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, Debtor; and/or

4.6.6 Petition any court to appoint a receiver as to the Collateral, for the purpose of preserving, protecting and retaining the Collateral and the value of the Collateral, and for the purpose of facilitating Secured Party's exercise of any other of Secured Party's

rights and remedies under this Agreement, the NY UCC and/or any other applicable law.

4.7 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Secured Party under this Section 4, shall be applied by the Secured Party:

(i) First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Secured Party and the fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Secured Party in connection therewith;

(ii) Next, to the payment in full of the Secured Obligations in each case equally and proportionally in accordance with the respective amounts thereof then due and owing to each of the Secured Party; and

(iii) Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

4.8 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Secured Party while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Secured Party is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Secured Party shall be entitled under this Section 4 to make collections in respect of the Collateral, the Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.9 Perfection. Concurrently with the execution and delivery of this Agreement or within 5 Business Days following the date hereof, the Company shall file such financing statements and other documents in such offices as the Secured Party may reasonably request to perfect the security interests granted by Section 3 of this Agreement that may be perfected by such filing.

4.10 Continuing Assignment and Security Interest; Termination. This Agreement shall create a continuing assignment of and security interest in all of the Collateral, and shall remain in full force and effect until the indefeasible payment and performance in full of all of the Secured Obligations (the "Termination Date"). Upon the occurrence of the Termination Date, at the written request of Debtor, Secured Party shall promptly cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Secured Party shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, and such other

documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

4.11 Further Assurances. The Company agrees that, from time to time upon the written reasonable request of the Secured Party, the Company will execute and deliver such further documents and do such other acts and things as the Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

5. Loan Documents. Debtor acknowledges and agrees that, in the course of the performance by Debtor of its obligations under the Loan Documents, Secured Party may from time to time waive or excuse various conditions or payments or installments constituting all or any portion or portions of the amount due thereunder, or various other of its obligations; Secured Party may informally agree with Debtor and/or any of Debtor's subsidiaries or affiliates, or any other Person, to vary their performance under the Loan Documents from the express provisions of the Loan Documents; and Secured Party may refrain from enforcing any or all of its rights or remedies from time to time available to it under the Loan Documents; and as a result of any or all of the foregoing, any rights of Debtor in the nature of subrogation or other claims against any other Debtor upon or following any exercise by Secured Party of any of its rights or remedies hereunder, may be unavailable to Debtor, or may have been destroyed, or may otherwise be impaired, diminished or curtailed. Debtor expressly waives and agrees not to assert any claim, defense and/or excuse, and expressly waives and agrees not to assert any right or claim of offset, setoff, reduction, modification or exoneration of or against the Security Interest, based upon any event or matter described in the preceding sentence, or any other event or matter, whether similar or dissimilar to any of the events or matters described in the preceding sentence, upon which Debtor might otherwise base any such claim, defense, or excuse, or right of offset, setoff, reduction, modification or exoneration. Without limiting the generality of the foregoing, Debtor hereby expressly waives (a) all of Debtor's rights of subrogation, reimbursement, indemnification and contribution, (b) all rights and defenses arising out of any election of remedies by Secured Party, even if any such election of remedies has destroyed or impaired any right or claim of subrogation and/or reimbursement that might otherwise have been available to Debtor, (c) notice of the acceptance of this Agreement by any Person, (d) notice of the Obligations now existing or which may hereafter exist or be created, (e) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase Debtor's risk hereunder, and (f) notice of demand for payment, or notice of default for nonpayment, under the Loan Documents or otherwise in respect of any of the Obligations.

6. Security Interest Remains in Full Force and Effect. All rights of Secured Party hereunder, the Security Interest, and all of the Obligations, shall be and remain in full force and effect irrespective of any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations or any obligation the failure of performance of which is an Event of Default hereunder, or any other amendment or waiver of or any consent to any departure from the Loan Documents, until such time, if any, as the Termination Date (as defined herein) shall have occurred.

7. No Extinguishment, Release, Mitigation, Diminishment or Reduction of any Claim. Neither Secured Party's acceptance of this Agreement and the Security Interest, nor any

exercise by Secured Party of any of its rights hereunder, shall extinguish, release, mitigate, diminish or reduce in any manner whatsoever any claim, cause of action or other right or remedy Secured Party has, claims, or may at the date hereof or hereafter have or claim, against Debtor or any other Person, whether arising out of the Loan Documents, or any alleged breach of the Loan Documents, or otherwise. Notwithstanding, upon full satisfaction of the Obligations hereunder and under the Loan Documents, Secured Party shall promptly release and reassign to Debtor (or its designee) all of its rights in and to the Collateral.

8. **Duties of Secured Party; Debtor Remains Liable**. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Provided that Secured Party complies with its obligations, if any, under NY UCC, Secured Party shall not otherwise be liable or responsible in any way or manner for (a) the safekeeping of any of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion or from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. Anything contained herein to the contrary notwithstanding, (a) Debtor shall remain liable under any contracts and agreements included in the Collateral, including the Loan Documents, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and the Loan Documents, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

9. **Damages; Expenses**. Debtor shall pay to Secured Party all damages, fees, costs and expenses of any nature whatsoever, including reasonable attorneys' fees, of or arising out if any material uncured breach of the Obligations, the failure of any representation or warranty under the Loan Documents or hereunder; or out of the enforcement of any provisions of this Agreement. Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, arising out of or resulting from any failure of Debtor to perform the Obligations or any of them (including without limitation losses arising out of enforcement of this Agreement). The obligations of Debtor in this Section 11 shall survive the termination of this Agreement and the discharge of Debtor's other obligations under this Agreement and the Loan Documents.

10. **No Delay**. No delay on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

11. **Notices.** All notices, requests, consents and demands hereunder shall be in writing and facsimile (facsimile confirmation required) or delivered to the intended recipient at its address or telex number specified in the Loan Agreement and shall be deemed to have been given at the times specified in said Loan Agreement.

12. Miscellaneous.

12.1 No Waiver. No failure on the part of the Secured Party or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

12.2 Governing Law, and Remedies. THE SUBSTANTIVE LAWS (AS DISTINGUISHED FROM THE CHOICE OF LAW RULES) OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN NEW YORK SHALL GOVERN (A) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, (B) THE PERFORMANCE BY THE PARTIES OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER, AND (C) ALL OTHER CAUSES OF ACTION (WHETHER SOUNDING IN CONTRACT OR IN TORT) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT. Debtor and Secured Party irrevocably waive any objection which each may now or hereafter have to the venue of any suit, action or proceeding, arising out of or relating to this Agreement or any other agreement, document or other instrument executed in connection herewith brought in the courts of the State of New York or in the Federal Courts of New York, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. Debtor designates and appoints such person as may hereafter be selected by Debtor agreeing in writing to so serve, as Debtor's agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Debtor to be effective and binding service in every respect.

12.3 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Secured Party. Any such amendment or waiver shall be binding upon each of the Secured Party and the Company.

12.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and the Secured Party (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Secured Party).

12.5 Remedies Cumulative. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute, hereunder or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise. The election of any one or more of such remedies by Secured Party shall not constitute a waiver by Secured Party of the right to pursue any other available remedies.

12.6 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original

and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or transmitted electronically in either a Tagged Image Format File ("TIFF") or Portable Document Format ("PDF") shall be equally effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile, TIFF or PDF shall also deliver a manually executed counterpart of this Agreement, but failure to do so shall not effect the validity, enforceability, of binding effect or this Agreement.

12.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Partys in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

12.8 Amendment. This Agreement may be amended only by a written agreement executed by all parties hereto.

12.9 Joint and Several. All representations, warranties, indemnities, obligations, agreements and covenants of the Persons comprising Debtor are joint and several.

12.10 Entire Agreement. This Agreement, the Loan Agreement and the other Loan Documents embody the entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or understandings, written or oral, in effect between the parties hereto relating to the subject matter hereof, unless expressly referred to herein or executed concurrently herewith.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.